UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 2, 2011

PANACEA GLOBAL, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-30424	33-0680443
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

88 Toporowski Ave., Richmond Hill
Ontario, Canada L4S2V6
 (Address of principal executive offices)

(416) 450-6414
(Telephone number, including area code)

Copies to:
Gregg E. Jaclin, Esq.
Anslow & Jaclin, LLP
195 Rt. 9 South
Manalapan, NJ, 07726
Tel.: (732) 409-1212
Fax.: (732) 577-1188

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On June 2, 2011, Panacea Global, Inc. (the “Company”) filed a Certificate of Amendment to its Articles of Incorporation with the State of Nevada changing the Company’s name to Panacea Global, Inc.

In connection with the name change, effective as of June 15, 2011 the trading symbol for the Company’s common stock, which is quoted on the OTC Bulletin Board, will change from “MLXG” to “PANG.”

A press release announcing the Company’s name change is filed as exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d)           Exhibits

Exhibit No.	Description
3.1	Certificate of Amendment filed with the State of Nevada on June 2, 2011.
99.1	Press Release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: June 20, 2011		PANACEA GLOBAL, INC.

	By:	/s/ Moshiri Mahmood
Moshiri Mahmood Chief Executive Officer, President, Chief Medical Officer and Director